SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 24, 2003

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 943-1500

ITEM 5 – OTHER EVENTS

Donald V. Rhodes, Chairman, President and Chief Executive Officer of Heritage Financial Corporation today announced the promotion of Brian L. Vance from President and Chief Operating Officer of Heritage Bank to President and Chief Executive Officer of Heritage Bank, Heritage Financial Corporation’s principal subsidiary. Mr. Vance also serves as Executive Vice President of Heritage Financial Corporation and was elected to the Heritage Financial Corporation Board of Directors in April 2002. Mr. Rhodes will continue as Chairman of the Bank and Chairman, President and Chief Executive Officer of Heritage Financial Corporation. A copy of the news release is attached to this filing as Exhibit 99.

ITEM 7 – FINANCIAL STATEMENTS AND EXHIBITS

(a	)	Financial statements – not applicable

(b	)	Pro forma financial information – not applicable

(c	)	Exhibits:

		99	News Release issued by Heritage, dated March 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 24, 2003

HERITAGE FINANCIAL CORPORATION

By:	/s/ DONALD V. RHODES
Donald V. Rhodes Chairman, President, and Chief Executive Officer

2

EXHIBIT 99

FOR IMMEDIATE RELEASE DATE: March 24, 2003

CONTACT:	Donald V. Rhodes Chairman, President and Chief Executive Officer	(360) 943-1500

Heritage Bank Announces Executive Management Promotion

Olympia, WA—March 24, 2003—(NASDAQ: HFWA) Donald V. Rhodes, Chairman, President and Chief Executive Officer of Heritage Financial Corporation today announced the promotion of Brian L. Vance from President and Chief Operating Officer of Heritage Bank to President and Chief Executive Officer of Heritage Bank, Heritage Financial Corporation’s principal subsidiary. Mr. Vance also serves as Executive Vice President of Heritage Financial Corporation and was elected to the Heritage Financial Corporation Board of Directors in April 2002. Mr. Rhodes will continue as Chairman of the Bank and Chairman, President and Chief Executive Officer of Heritage Financial Corporation.

Mr. Rhodes stated “This promotion is in recognition of Brian’s leadership and is a logical next step in his career with Heritage. In 1994 we set out on a growth strategy to broaden our products and services from traditional thrift offerings to those more closely related to commercial banking. Brian has been a key player in transforming Heritage Bank to a community based commercial bank and in his role as Chief Executive Officer of the Bank he will continue to execute that growth strategy.”

Mr. Vance has over 30 years of commercial banking experience. He joined Heritage Bank in June 1996 as Senior Vice President Loan Administration and was promoted to President and Chief Operating Officer in October 1998. Prior to joining Heritage Bank, Mr. Vance was Senior Vice President and Regional Manager for West One Bank in Tacoma. He is also involved in community activities and serves on the boards of the Washington Center for the Performing Arts and the South Puget Sound Community College Foundation.

Heritage Financial Corporation is a $600 million bank holding company headquartered in Olympia, Washington. The Company operates two community banks, Heritage Bank and Central Valley Bank, NA. Heritage Bank serves Pierce, Thurston, and Mason Counties in the South Puget Sound region of Washington State through its twelve full service banking offices and its Internet Website www.HeritageBankWA.com. Central Valley Bank serves Yakima and Kittitas Counties in central Washington State through its six full service banking offices. Additional information about Heritage Financial Corporation is available on its Internet Website www.HF-WA.com.